GAMBONE
MANAGEMENT COMPANY
Residential & Commercial Property Management

September 28, 2018

Rudolph Lutterschmidt
Nocopi Technologies, Inc
480 Shoemaker Road, Ste 104
King of Prussia, PA 19406

RE: Lease Agreement Dated December 12, 2013 ("Lease") Between GMBC-4, LP ("Lessor") and Nocopi Technologies, Inc. ("Lessee") for the Premises Located at 480 Shoemaker Road, King of Prussia PA

~~Dear Mr. Lutterschmidt:~~

Lessor acknowledges receipt of Notice dated September 25, 2018, that Lessee will extend its term. Effective May 1, 2019, through April 30, 2024, rent during the extended term shall be as follows:

5/1/19-4/30/20	$ 50,539.50/yr	$ 4,211.63/mo
5/1/20-4/30/21	$ 52,071.00/yr	$ 4,339.25/mo
5/1/21-4/30/22	$ 53,602.50/yr	$ 4,466.88/mo
5/1/22-4/30/23	$ 55,134.00/yr	$ 4,594.50/mo
5/1/23-4/30/24	$ 56,665.50/yr	$ 4,722.13/mo

Monthly CAM payments shall continue to be due and payable in accordance with the terms of the Lease.

Please feel free to contact our office to let us know how we may be of service to you.

Thank you for your continued tenancy!

Best Regards,

Gambone Management Company, as
Managing Agent for GMBC-4, LP
By: *Valerie S. Douglas*
Valerie S. Douglas
Lease Administrator

cs: Joseph R. Gambone, Jr.
William Straub
Kandria James
Kathleen Miller

1030 West Germantown Pike • East Norriton, Pennsylvania 19403
Phone: 610-277-4220 • Fax: 610-630-0386
www.gambone.com